Investor Presentation – September 2020 Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. The COVID-19 pandemic is adversely affecting us, our employees, customers, counterparties and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in U.S. or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including under the heading “Risk Factors” in such Annual Report on Form 10-K as well as in Byline’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 . Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

Byline Bancorp, Inc.

The Byline Difference

1 A LEADING COMMERCIAL BANKING FRANCHISE

- 57 full service branch locations
- #2 SBA lender in the United States
- #1 Lender in Illinois and Wisconsin
- The only Publicly Traded Bank in Chicago from $5b - $17b in assets



2 SEASONED MANAGEMENT TEAM & BOARD OF DIRECTORS

- Management team has extensive in-market experience with a track record of building shareholder value
- Highly accomplished and experienced Board
- Demonstrated acquisition ability, having closed and integrated 3 whole bank acquisitions and 1 leasing transaction, since 2014
- Insider Ownership of 37.36%

Average Years in Banking	Management	Board of Directors
	25	37

3 DEPOSITS, DEPOSITS, DEPOSITS


Current Mix ($5.0bn)
Time > $250k 4%
Time < $250k 10%
Non Interest Bearing 36%
MMDA & Savings 36%
NOW 10%


Cost of Deposits (%)
0.94
0.88
0.75
0.36
Q3 2019
Q4 2019
Q1 2020
Q2 2020

- Core deposits represent 88.7%
- $87.0mm deposits per branch for 2Q20

4 DIVERSIFIED COMMERCIAL LENDING PLATFORM


($mm)
$2,771
$1,060
$2,836
$950
$2,985
$876
$3,596
$796
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Total Originated Loans and Leases
Total Acquired Loans and Leases


70% Commercial
Leases 4%
C&I 32%
PPP 14%
Multifamily 6%
1-4 Family 9%
C&D 6%
Non-Owner Occ. CRE 11%
Owner Occ. CRE 20%

- Growth driven primarily by Commercial Banking
- Experienced lenders coupled with local decision making

5 TRANSPARENT & EXECUTABLE GROWTH STRATEGY

1. **Capitalize and grow strong deposit franchise**
   - Quality deposit franchise and stable funding
   - Small businesses represent low cost source of deposits
2. **Drive Organic Loan Growth**
   - Relationship banking orientation
   - Successfully attracting experienced bankers
   - Capitalize on SMB market opportunity
3. **Supplement Growth through Acquisitions**
   - Small bank market remains fragmented
   - Focus on targets with assets between $250mm and $2b in the Chicago and Milwaukee MSAs

6 STRONG LIQUIDITY PROFILE AND CAPITAL

- Strong liquidity position with $2.7 billion in available liquidity from various funding sources
- Loan / Deposit ratio of 88.62%


Byline Q2 2020 Capital Position
12.3%
13.6%
15.9%
CET1
Tier 1
Total RBC

Source: Company Management and S&P Global Market Intelligence.
Note: All data and figures as of June 30, 2020, unless otherwise stated.

3

Total Assets $6,394 Total Loans & Leases $4,391 Total Deposits $4,958 Total Equity $781 Tangible Common Equity(1) $594   Loans & Leases / Deposits Ratio 88.62% Commercial Loans / Total Loans(2) 65.37% Non-interest Bearing Deposits / Total Deposits 35.67%   Adjusted Return on Average Assets(1) 0.59% Pre-tax Pre-provision Return on Average Assets(1) 1.85% Net Interest Margin 3.71% Adjusted Efficiency Ratio(1) (3) 53.70% Non-interest Income / Total Revenue(1) 19.56% A Leading Chicago Commercial Banking Franchise Company Overview Full service commercially-oriented community bank serving business and retail customers in the Chicago metropolitan area $207 million recapitalization during 2013, the largest recap in Chicago in 25 years Financial Highlights ($mm) Size Loan & Deposit Profitability Branch Franchise Source: Company Management and S&P Global Market Intelligence. All data and figures as of June 30, 2020, unless otherwise stated. Ratios annualized (recalculated as an annual rate) where applicable. (1) Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Represents the sum of Commercial & Industrial Loans + Owner Occupied CRE Loans + Leases divided by Total Loans and Leases. Represents non-interest expense less amortization of intangible assets divided by net interest income and non-interest income.

The Byline Franchise Size Customer and Market Focus $5.0 billion in total deposits 57 branch locations Serves small businesses and consumers within branch footprint Offers traditional retail deposit products through branch network and online and mobile banking platforms $2.3 billion loan portfolio Serves business owners, small and middle market clients and well-capitalized sponsors Lending specialties: commercial real estate, commercial & industrial, commercial deposits & treasury management $590.4 million loan portfolio $1.4 billion servicing portfolio #2 SBA lender in the U.S. #1 in Illinois and Wisconsin, #3 in Indiana Dedicated underwriting, servicing, portfolio management and workout staff with specialized expertise in U.S. government guaranteed loans Source: Company Management. Note: All data and figures as of June 30, 2020, unless otherwise stated. Diversified product set with abilities to scale business lines both in-market and nationwide Retail Banking Commercial Banking Small Business Capital

Size Customer and Market Focus $176.8 million lease portfolio Nationwide coverage Provides financing solutions for equipment vendors and their end-users Industries served: healthcare, manufacturing, technology, specialty vehicles, energy efficiency $285.3 million loan portfolio Lower middle market focus Provides senior debt secured financing to PE-backed middle market companies with EBITDA between $2-$10 million Average senior funded leverage of 2.45x EBITDA 27 portfolio companies $518.5 million in assets under management 6 wealth management advisors Investment management and trust services High net worth clients in Chicago Metropolitan area Source: Company Management. Note: All data and figures as of June 30, 2020, unless otherwise stated. Diversified product set with abilities to scale business lines both in-market and nationwide Small Ticket Equipment Leasing Sponsor Finance Wealth Management The Byline Franchise (continued)

Drive Organic Loan Growth Deliver Improved Profitability Strengthen Franchise through Acquisitions Top tier talent with local decision making Capitalize on market opportunities due to recent consolidation and the CRE concentration limitations of other banks Leverage infrastructure to keep expense growth below revenue growth Optimize branch network to improve efficiencies Expand market share in key areas (current and adjacent) Focus on targets with strong deposit base and significant market growth opportunities Capitalize on Strong Deposit Franchise Quality of our deposit franchise and access to stable funding Small businesses with low cost deposits drive growth Progress Report on Growth Strategies and Key Performance Indicators Commentary Key Performance Indicators NIB deposits consistently represent approximately 30% of total deposits Average cost of deposits decreased to 0.36% in 2Q20 compared to 0.54% in 1Q20 27% growth in originated loan portfolio during 2019 Successfully attracting experienced bankers to grow market share Adjusted efficiency ratio(1) improved to 58.53% in 2019 vs. 59.68% in 2018 Announced the consolidation of 20% of branch network Acquisition of First Evanston closed at end of May 2018 Acquisition of Oak Park River Forest Bankshares closed at end of April 2019 Source: Company Management. Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Returning Capital to Shareholders Increasing profitability resulting in strong internal capital generation Balanced approach to capital allocation helps to effectively manage capital position 1.25 million share repurchase program authorized in November 2019 (currently paused due to COVID-19 pandemic) Initiation of $0.03/share cash dividend for the quarter in December 2019

Positioned to Manage Through the COVID-19 Environment

Consistent Progress in Strategic Branch Consolidation Third significant branch consolidation since recap in 2013 Changing customer behaviors and recognizing operational efficiencies 11 branches identified for consolidation; approximately 20% of current branch network Most impacted branches located within two miles of another Byline branch Annualized cost savings of $4.3 million ~25% of cost savings to be redeployed into further investment in digital banking platform and renovation/upgrading of other retail branches One-time charge of $5.9 million recognized during 3Q20 and 4Q20 Retail Branch Count ($ in millions) Note: Pro forma to reflect planned 4Q20 branch consolidation 4Q20 Branch Network Consolidation Pro Forma Impact of 4Q20 Consolidations Deposits per Branch

Byline Bancorp, Inc.

COVID-19 Response and PPP Program

- Implemented a phased-in return to the workplace approach **beginning June 29; 70-80%** WFH through end of year
- **~70% of all locations** remain open with access to drive-up and lobby appointment service
- Funded over **$635 million** of PPP loans by processing over **3,700** applications; began processing forgiveness applications at the end of August
- Assisted our clients by processing **~1,800 payment deferrals**
- Actively supporting **community organizations** and participating in **local programs and initiatives**

PPP Loan Production Details

Over 3,700
Applications Processed

$167,000
Average Loan Balance

$635 million
PPP Loans Funded

74%
# of Loans < $150,000

PPP by Industry



Other (1) 15%
Manufacturing 20%
Food Services 11%
Waste Management / Remediation Services 10%
Construction 9%
Prof., Scientific, and Tech. Services 8%
Wholesale Trade 7%
Health Care 7%
Retail Trade 7%
Other Services (except Public Administration) 6%

10

Note: PPP Data as of September 21, 2020
(1) Represents sectors with less than 5% of the PPP portfolio.

Loan and Lease Deferral Update – As of August 31, 2020 Outstanding Deferrals Deferrals by Industry Note: Data as of August 31, 2020. Represents sectors with less than 5% of the total portfolio. Excludes PPP loans. Deferral Origination Period # Outstanding Deferrals (%) March 2020 6.9% April 2020 43.9% May 2020 15.3% June 2020 11.6% July 2020 11.6% August 2020 10.1% Business Unit Balance ($mm) % of Portfolio(2) # of Deferrals July 16, 2020 August 31, 2020 August 31, 2020 August 31, 2020 Commercial Banking $78.9 $68.2 1.8% 80 Consumer Loans $4.0 4.6 0.1% 21 Leasing $14.6 2.5 0.1% 66 Government Guaranteed Lending $24.9 13.1 0.4% 22 Total $122.4 $88.4 2.4% 189 Deferred Loan and Lease Details (1) As of August 31, 2020 over 1,500 loans for $490.0 million have returned to regular payments since an initial deferral was granted As of August 31, 2020, of the $88.4 million currently on deferral, 49 loans for $21.8 million that remain on the first deferral 140 loans for $66.6 million that have been granted a second deferral 75% of outstanding deferrals are principal and interest

Select COVID-19 Industries ($ in millions) Total loan and lease portfolio (excluding PPP) stood at $3.8 billion as of June 30, 2020; Aggregate exposure to select COVID-19 industries ~ 10.5% of portfolio Restaurants represent the largest exposures at $141.7 million or 3.8% of total loans and leases Note: Excludes PPP loans.

Hotels Portfolio Characteristics Balance: $57.7 million Conventional: $36.5 million Leasing: $566,000 SBA: $20.7 million Guaranteed: $949,000 Average loan: $663,000 Largest loan: $10.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $21.2 million / 37% SBA subsidy: $14.0 million / 24% Restaurants Portfolio Characteristics Balance: $141.7 million Conventional: $68.8 million Leasing: $3.0 million SBA: $70.0 million Guaranteed: $13.4 million Average loan: $219,000 Largest loan: $3.9 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $48.3 million / 34% SBA subsidy: $65.6 million / 46% Amusement Portfolio Characteristics Balance: $53.0 million Conventional: $20.8 million Leasing: $1.3 million SBA: $30.9 million Guaranteed: $8.5 million Average loan: $293,000 Largest loan: $5.7 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $12.4 million / 23% SBA subsidy: $28.5 million / 54% Note: Data as of June 30, 2020. Select COVID-19 Industries Detail ($ in millions)

Religious/Non-Profit/Civic Portfolio Characteristics Balance: $42.9 million Conventional: $31.0 million Leasing: $1.7 million SBA: $10.3 million Guaranteed: $345,000 Average loan: $186,000 Largest loan: $8.1 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $4.8 million / 11% SBA subsidy: $468,000 / 1% Nursing Homes Portfolio Characteristics Balance: $49.3 million Conventional: $41.9 million Leasing: $665,000 SBA: $6.7 million Guaranteed: $177,000 Average loan: $1.0 million Largest loan: $14.6 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $25,000 / <1% SBA subsidy: $4.0 million / 8% Trucking/Transportation Portfolio Characteristics Balance: $40.1 million Conventional: $34.7 million Leasing: $1.8 million SBA: $3.6 million Guaranteed: $512,000 Average loan: $271,000 Largest loan: $4.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Deferrals: $23.4 million / 58% SBA subsidy: $3.6 million / 9% Note: Data as of June 30, 2020. Select COVID-19 Industries Detail ($ in millions)

Second Quarter 2020 Financial Review

Second Quarter 2020 Summary Balance Sheet Solid Performance in a Challenging Environment Credit Management Allowance to loans of 1.17%, or 1.36% excluding PPP loans, compares with 1.08% in 1Q20 and 0.81% in 2Q19 NPLs/Total Loans and Leases of 99bps, or 91 bps excluding government guaranteed, down 32 bps and 27 bps from 1Q20 NPAs/Total Assets of 0.82% down 23 bps from 1Q20 Capital Management and Liquidity Strong capital levels with a CET1 ratio of 12.33% and total risk based capital ratio of 15.86% increasing 9 bps and 136 bps for the quarter Strong liquidity position with $2.7 billion in total funding availability at June 30, 2020 Completed $50 million sub debt raise to further strengthen capital position Quarterly cash dividend of $0.03 per share; representing a 12.5% dividend payout ratio Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Net income of $9.1 million, or $0.24 per diluted share, compared to $13.2 million in 2Q19 and $3.0 million in 1Q20 Provision for loans and lease losses of $15.5 million, an increase from $14.5 million in 1Q20 and $6.4 million in 2Q19 Net gain on loan sales increased to $6.5 million from $4.8 million in 1Q20 Pre-tax pre-provision net income(1) of $28.4 million, up from $18.5 million in 1Q20 Net interest income stable with prior quarter with average earning asset growth of 11.9% NIM of 3.71%, down 80 bps YoY and down 46 bps QoQ, with cost of deposits down 39 bps Non-interest income down 9.8% YoY but up 39.4% from 1Q20 Non-interest expense to average assets improved to 2.41% from 3.15% in 1Q20 Efficiency ratio of 53.70%, compared to 67.16% in 1Q20 ROAA of 0.59%; Pre-tax pre-provision ROAA(1) of 1.85% Total assets increased by $658.8 million, or 11.5% from 1Q20 and $1.0 billion, or 18.6% from 2Q19 Total deposits increased by 17.0% over 1Q20 to $5.0 billion, driven primarily by growth in non-interest bearing and other core deposits DDA up 37.0% over 1Q20; core deposits 20.7% over 1Q20 Total loans and leases increased by 13.8% over 1Q20 to $4.4 billion, driven primarily by PPP loans Loans and leases excluding impact of PPP loans $3.8 billion, total loans and leases decreased by 2.1% from 1Q20

Loan and Lease Trends ($ in millions) Loan & Lease Originations and Payoffs(1) Loans by Segment Originated and Acquired Loan & Lease Portfolio Total loans and leases were $4.4 billion at 2Q20, an increase of $530.9 million from the prior quarter Originated portfolio increased by $610.9 million Growth primarily driven by PPP loans Acquired portfolio decreased by $80.1 million Utilization of credit lines decreased by $5.0 million Payoff activity increased by $2.6 million versus 1Q20 $85.4 million in 2Q20 compared to $82.7 million in 1Q20 Line usage decreased to 58.5% in 2Q20 from 62.8% in 1Q20 (1) Excludes PPP Loans. Loans by Rate Type⁽¹⁾

Government-Guaranteed Lending ($ in millions) Managed SBA 7(a) and USDA Loans #2 SBA lender nationally; #1 lender in Illinois and Wisconsin and #3 in Indiana Leveraged SBA platform to originate approximately 3,600 PPP loans As part of coronavirus debt relief efforts, the SBA will pay 6 months of principal and interest for All current 7(a) and 504 loans in regular servicing status New 7(a) and 504 loans disbursed prior to September 27 Approximately 89% of all SBA 7(a) loans are receiving payment under the CARES Act Sector Concentration Represents sectors with less than 5% of the total portfolio. Total SBC Closed Loan Commitments

Total deposits increased $719.5 million to $5.0 billion Growth entirely attributable to increases in lower-cost deposit categories Money market demand deposits increased $129.5 million and time deposits decreased $74.9 million Non interest bearing increased to 35.7% of total deposits from 30.5% in 1Q20 Total deposit costs decreased 39 basis points from prior quarter Interest bearing deposit costs decreased 53 basis points from prior quarter Deposit Trends ($ in millions) Average Non-Interest Bearing Deposits Deposit Composition Cost of Interest Bearing Deposits

Net Interest Income and Net Interest Margin Trends ($ in millions) Net interest margin decreased 46 basis points to 3.71% from 1Q20 Excluding accretion income, net interest margin declined 39 basis points from 1Q20 Decline in earning asset yields due to decrease in short-term rates and addition of lower-yielding PPP loans Partially offset by significant decline in cost of deposits Yield on loans and leases excluding PPP 4.94% Average cost of deposits for month of June down to 29 bps compared to 36 bps for 2Q20 $573.0 million of CDs maturing in 2H20 with an average rate of 1.23% Net Interest Margin Drivers of NIM Change NIM, Yields, and Costs

Total Non-Interest Income Non-Interest Income Trends ($ in millions) Non-interest income increased $3.6 million from 1Q20 Higher net gains on sales of loans Decrease in loan servicing asset revaluation No securities sales during the quarter Volume Sold and Average Net Premiums Net Gains on Sales of Loans Small Business Capital $78.7 million of loan sales in 2Q20, compared to $61.0 million in 1Q20 Higher average premiums in June and July Loan servicing revenue increased 13.3% year over year

Non-Interest Expense Trends ($ in millions) Non-interest expenses was $37.0 million, down from $43.5 million in 1Q20 Lower salaries and employee benefits due to $4.5 million in deferred costs related to PPP loan originations Decline in other non-interest expense due to a decrease in impairment charges on assets held for sale Efficiency ratio of 53.70% improved from 67.16% in prior quarter, due to combination of higher revenue and lower non-interest expense Non-interest expense to average assets of 2.41%, compared with 3.15% in prior quarter Deposits per branch increased to $87.0 million vs. $74.4 million in 1Q20 Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. (1)

Asset Quality Trends ($ in millions) Non-performing assets to total assets decreased to 0.82% in 2Q20 from 1.05% in 1Q20 NPLs/ Total Loans & Leases decreased by 32 bps to 0.99% in 2Q20 from 1.31% in 1Q20 NPLs/ Total Loans & Leases (excluding government guaranteed) decreased to 0.91% in 2Q20 from 1.18% in 1Q20 Other real estate owned decreased by $0.6 million during the quarter NCOs/ average loans and leases increased to 57 bps in 2Q20 from 48 bps in 1Q20 Impacted by the resolution and charge-off of one previously identified C&I relationship ALLL/Loans and Leases increased to 1.17% in 2Q20 compared to 1.08% in 1Q20 Excluding PPP loans, ALLL/Loans and Leases was 1.36% and NPLs/Loans and Leases was 1.16% in 2Q20 Acquisition accounting adjustments on acquired loans decreased to $19.3 million versus $25.9 million in the prior quarter NPLs / Total Loans & Leases Loss Absorbency 1.17% 1.60% 1.08% 1.74% 1.86%

Project Sox Offer Migration Strong Liquidity and Capital Position Liquidity Position and Funding Profile Strong Capital Base Loan growth funded through core deposits Access to $2.7 billion of liquidity available Loan / Deposit ratio of 88.62% Cash and cash equivalents of $139.9 million $63.4 million of cash at the holding company at 2Q20 CET1 of 12.33% and Total Capital Ratio of 15.86% Excess CET1 capital above conservation buffer of $239.2 million Raised $50.0 million subordinated debt during 2Q20 $780.9 million total stockholders equity TCE / TA was 9.55% for 2Q20 and 10.60% excluding PPP Common dividend of $0.03 per share for the quarter No share repurchases for the quarter Regulatory Capital

Appendix

Select COVID-19 Industries: Loan and Lease Pool by Industry ($ in thousands) Note: Data as of June 30, 2020.   Commercial Real Estate Residential Real Estate Construction Commercial and Industrial Installment and Other Leasing Financing Receivables PPP Total Restaurants $ 73,180 $ 625 $ - $ 64,977 $ - $ 2,959 $ 64,483 $ 206,224 Hotels 56,157 47 - 943 - 566 4,043 61,756 Amusement 25,721 - - 25,983 - 1,284 7,094 60,082 Nursing Homes 13,108 65 30,877 4,546 - 664 9,377 58,637 Truck Transportation 17,651 - 1,447 19,269 - 1,774 9,714 49,855 Religious & Non-Profit 33,277 1,164 1,097 5,728 - 1,663 13,413 56,342 Performing Arts & Sports 5,062 - - 5,195 - 447 1,468 12,172 Air Transportation - - - 1,975 - 75 528 2,578 Total Select COVID-19 Industries 224,156 1,901 33,421 128,616 - 9,432 110,120 507,646 Remaining Loans and Leases 1,126,800 668,863 212,582 1,202,533 3,758 167,396 501,544 3,883,476 Total Loans $ 1,350,956 $ 670,764 $ 246,003 $ 1,331,149 $ 3,758 $ 176,828 $ 611,664 $ 4,391,122

Projected Acquisition Accounting Accretion ($ in millions) Projected Accretion(1) ($ in millions) (1) Projections are updated quarterly, assumes no prepayments and are subject to change. Accretion as a Percentage of Total Revenue

PPP Impact on 2Q20 Financials At or for the Three Months Ended 6/30/20 Total Loans $626.6 million Average Loans $439.3 million Average Other Borrowings(1) $48.8 million Interest and Processing Fee Income $2.9 million Interest Expense $0.04 million Average Loan Yield excluding PPP 4.94% Deferred Loan Fee $19.7 million Average borrowings under the PPPLF

Byline Bancorp, Inc.

Strengthening the Byline Franchise through Accretive Transactions

	Ridgestone Bank — Making success happen.	FB&T — First Bank & Trust	Community Bank of Oak Park River Forest
	Closed October 14, 2016	**Closed May 31, 2018**	**Closed April 30, 2019**
Transaction Pricing	▪ $105.0 million transaction value ▪ Pricing: 1.81x TCE / 8.3x earnings	▪ $178.6 million transaction value ▪ 1.7x TCE / 9.1% core deposit premium	▪ $40.0 million transaction value ▪ 1.65x TCE / 6.1% core deposit premium
Key Transaction Highlights	▪ Diversified revenues by adding significant non-interest income and asset origination capabilities ▪ Created the 6th largest SBA originator in the U.S. and #1 in Illinois and Wisconsin ▪ Leveraged Byline's strong core deposit funding base ▪ Accelerated the reversal of Byline's valuation allowance on its deferred tax asset	▪ Expanded to Evanston market with #2 deposit market share in the city ▪ Provided low-cost core deposit base with 36% DDA ▪ Added strong commercial banking team ▪ Further diversified revenue with addition of Trust & Wealth Management business	▪ Expanded Byline's footprint to the attractive sub-markets of Oak Park and River Forest ▪ Provided stable, low-cost deposit base with deposit beta of 2% (4Q16-2Q18) ▪ Efficient branches with average deposits of ~$100 million per branch
Announced Pro Forma Financial Impact	▪ Not publicly disclosed	▪ 14.5% EPS accretion in 2019[1] ▪ TBV per share dilution earnback of 3.3 years[2] ▪ Credit mark: (1.1% of loans)	▪ 5.5% EPS accretion[1] ▪ TBV per share dilution earnback of 3.3 years[2] ▪ Credit mark: (2.5% of loans)
Growth	▪ Added ~$352 million in total deposits ▪ Added ~$363 million in total loans ▪ Opportunity to leverage SBA and USDA lending infrastructure through branch network	▪ Added ~$1.0 billion in total deposits ▪ Added ~$900 million in total loans ▪ Provided increased scale to enhance efficiencies	▪ Added ~$300 million in total deposits ▪ Added ~$250 million in total loans ▪ Minimal execution risk given relative size

(1) Excludes one-time merger-related expenses.
(2) Earnback calculated using the cross over method.

29

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)